32.2	Certification of the Chief Financial Officer of Milwaukee Iron Arena Football, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Milwaukee Iron Arena Football, Inc.  (the "Company") for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Christopher Astrom, Chief Financial Officer of Genesis Capital Corporation of Nevada, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 24, 2010

/s/ CHRISTOPHER ASTROM

Christopher Astrom
Chief Financial Officer